EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. § 1350)

I, Randall J. Frapart of US Dataworks, Inc., certify pursuant to section 906 of the Sarbanes-Oxley Act of 2002 that:

(i)           the Quarterly Report on Form 10-Q for the period ended June 30, 2012 (the “Report”), which this statement accompanies fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and

(ii)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of US Dataworks, Inc. as of the dates and for the periods expressed in the report.

Dated:  August 14, 2012

/s/ Randall J. Frapart
Randall J. Frapart
Chief Financial Officer
(Principal Financial Officer)